                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 13, 1997
                                                        ------------------



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                          as specified in its charter)



                  Georgia             0-27778          59-3074176
           ----------------------   -----------    ------------------
               (State or other      (Commission    (I.R.S. Employer
               jurisdiction of      File Number)   Identification No.)
               incorporation)


     3399 Peachtree Road, N.E.
     The Lenox Building, Suite 400
     Atlanta, Georgia                                   30326
     -----------------------------------------        ----------
     (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code:  (404) 262-8400


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     Premiere Technologies, Inc. (the "Company" or "Premiere") entered into an Agreement and Plan of Merger, dated as of November 13, 1997 (the "Merger Agreement"), with Xpedite Systems, Inc. ("Xpedite") and Nets Acquisition Corp., a wholly-owned subsidiary of Premiere ("Acquisition Sub"). Subject to the terms and conditions of the Merger Agreement, Acquisition Sub will merge with and into Xpedite (the "Merger"), which will be the surviving corporation in the Merger and, as a result thereof, will become a wholly-owned subsidiary of Premiere. A copy of a news release relating to the Merger is being filed as Exhibit 99.1 to this report, and such news release is incorporated herein by reference. A copy of the Merger Agreement is being filed as Exhibit 99.2 to this report, and such Merger Agreement is incorporated herein by reference.

     Under the terms of the Merger Agreement, shares of Xpedite common stock will be exchanged for a number of shares of Premiere common stock based on an exchange ratio equal to $34 divided by the average trading price of Premiere common stock prior to closing. The maximum exchange ratio under the Merger Agreement is 1.25 shares of Premiere common stock for each share of Xpedite common stock and the minimum exchange ratio is 0.867 shares of Premiere common stock for each share of Xpedite common stock. The Merger Agreement may be terminated under certain circumstances by the board of directors of Xpedite if the actual average trading price of Premiere common stock is less than $24 per share, unless Premiere elects to increase the exchange ratio as provided in the Merger Agreement. Consummation of the merger is conditioned on, among other things, approval of the shareholders of both Xpedite and Premiere and compliance with applicable anti-trust notification requirements.

     Pursuant to the Merger Agreement, Premiere, Xpedite and certain Xpedite stockholders (the "Locked-Up Stockholders") entered into certain Stockholder Agreements dated as of November 13, 1997 (the "Stockholder Agreements"). The Stockholder Agreements provide, among other things, that the Locked-Up Stockholders will vote the shares of Xpedite common stock owned by them as of the record date of the Xpedite special meeting of stockholders in favor of the Merger. The total of 3,621,953 shares of Xpedite common stock initially subject to the Stockholder Agreements includes 3,115,062 issued and outstanding shares beneficially owned by the Locked-Up Stockholders and 506,891 shares subject to outstanding stock options and warrants held by the Locked-Up Stockholders.

     In addition to the Merger Agreement, Xpedite has also entered into a Share Purchase Agreement, dated as of August 8, 1997 (the "XSL Purchase Agreement"), among Xpedite, Xpedite Systems Holdings (UK) Limited, a newly formed and wholly owned subsidiary of Xpedite ("XSL Acquisition Corp."), and the shareholders of Xpedite Systems Limited, an English corporation ("XSL"), pursuant to which XSL Acquisition Corp. has agreed to purchase all the share capital of XSL for a purchase price of $87.0 million, subject to certain adjustments (the "XSL Acquisition"). The closing of the XSL Acquisition is a condition to the closing of the Merger. However, the closing of the Merger is not a condition to the closing of the XSL Acquisition. The closing of the XSL Acquisition is expected to occur on or before December 31, 1997. A copy of the XSL Purchase Agreement is being filed as Exhibit 99.3 to this report, and such XSL Purchase Agreement is incorporated herein by reference.

     Premiere hereby files (a) the consolidated financial statements of Xpedite and the consolidated financial statements of Xpedite Systems Limited, an English corporation ("XSL"), required by Rule 3-05 of Regulation S-X promulgated by the Securities and Exchange Commission (the "Commission") as Exhibits 99.4 and 99.5, respectively, incorporated herein by reference and (b) the pro forma financial information required by Article 11 of Regulation S-X promulgated by the Commission as Exhibit 99.6, incorporated herein by reference.

     As described in Premiere's Quarterly Report on Form 10-Q for the period ended September 30, 1997, Premiere acquired VoiceCom Systems, Inc. ("VoiceCom") in September 1997. The acquisition of VoiceCom has been accounted for as a pooling-of-interests. Accordingly, the Company is filing restated financial statements prepared in accordance with Regulation S-X and restated Management's Discussion and Analysis of Financial Condition and Results of Operations in accordance with Regulation S-K for the three years ended December 31, 1996 and as of December 31, 1996 and 1995, giving effect to the VoiceCom acquisition, as Exhibits 99.7 and 99.8, respectively, incorporated herein by reference. In addition, the Company is filing a revised Description of Business as Exhibit
99.9 to this report, incorporated herein by reference, to reflect the acquisitions of Voice-Tel Enterprises, Inc., its affiliate Voice-Tel Network Limited Partnership and substantially all of its franchisees during the second quarter of 1997, and the VoiceCom acquisition during the third quarter of 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

    11.1  Statement Re: Computation of Net Income Per Share

    23.1  Consent of Arthur Andersen LLP

    23.2  Consent of Ernst & Young LLP

    23.3  Consent of Price Waterhouse

    27.1  Financial Data Schedule of Premiere Technologies, Inc.

    99.1  Press Release dated November 14, 1997

    99.2 Agreement and Plan of Merger dated as of November 13, 1997 (with exhibits) by and among Premiere Technologies, Inc., Nets Acquisition Corp. and Xpedite Systems, Inc.

    99.3 Share Purchase Agreement dated as of August 8, 1997, by and among Xpedite Systems, Inc., Xpedite Systems Holdings (UK) Limited, and the shareholders of Xpedite Systems Limited.

    99.4 Consolidated Financial Statements of Xpedite Systems, Inc., as described in Item 5 of this Form 8-K.

    99.5 Consolidated Financial Statements of Xpedite Systems Limited, as described in Item 5 of this Form 8-K.

    99.6  Pro Forma Condensed Combined Financial Information, as described in
          Item 5 of this Form 8-K.

    99.7 Consolidated Financial Statements of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.

    99.8 Management's Discussion and Analysis of Financial Condition and Results of Operations of Premiere Technologies, Inc., as described in
          Item 5 of this Form 8-K.

    99.9 Description of Business of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PREMIERE TECHNOLOGIES, INC.


                                       By: /s/ Patrick G.  Jones
                                           ---------------------------
                                           Patrick G.  Jones
                                           Senior Vice President of Finance
                                           and Legal


Dated: December 4, 1997

                                 EXHIBIT INDEX
   No.   Description
   ---   -----------

   11.1  Statement Re: Computation of Net Income Per Share

   23.1  Consent of Arthur Andersen LLP

   23.2  Consent of Ernst & Young LLP

   23.3  Consent of Price Waterhouse

   27.1  Financial Data Schedule of Premiere Technologies, Inc.

   99.1  Press Release dated November 14, 1997

   99.2 Agreement and Plan of Merger dated as of November 13, 1997 (with exhibits) by and among Premiere Technologies, Inc., Nets Acquisition Corp. and Xpedite Systems, Inc.

   99.3 Share Purchase Agreement dated as of August 8, 1997, by and among Xpedite Systems, Inc., Xpedite Systems Holdings (UK) Limited, and the shareholders of Xpedite Systems Limited.

   99.4 Consolidated Financial Statements of Xpedite Systems, Inc., as described in Item 5 of this Form 8-K.

   99.5 Consolidated Financial Statements of Xpedite Systems Limited, as described in Item 5 of this Form 8-K.

   99.6 Pro Forma Combined Condensed Financial Information, as described in Item 5 of this Form 8-K.

   99.7 Consolidated Financial Statements of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.

   99.8 Management's Discussion and Analysis of Financial Condition and Results of Operations of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.

   99.9 Description of Business of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.